                         BAYPORT RESTAURANT GROUP, INC.
                                AND SUBSIDIARIES

                           WAIVER AND SECOND AMENDMENT

        THIS WAIVER AND SECOND AMENDMENT (this "Waiver and Amendment") is entered into as of March 21, 1996 by and among Bayport Restaurant Group, Inc., Crab House, Inc., Capt. Crab's Take-Away of 79th Street, Inc., Take-Away/King Shopping Plaza, Inc. and Cryotech Industries of North Carolina, Inc. (each collectively referred to herein as the "Borrower" or the "Borrowers"), the financial institutions party to the Agreement (as defined below) (the "Lenders"), and The First National Bank of Boston, a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, its successors and assigns, as agent for the Lenders (the "Agent").

        PRELIMINARY STATEMENT. The parties have entered into a Revolving Credit and Term Loan Agreement dated December 14, 1994 as amended by First Amendment dated as of February 6, 1996 (the "Agreement"). The Borrower has advised the Agent that it anticipates that its financial statements for the period ending December 25, 1995 will reflect non-compliance with certain covenants set forth in the Agreement as follows:

        (i) The EBIT to interest expense ratio specified by Section 5.7 of the Agreement requires a ratio of not less than 1:1 as of the end of each fiscal quarter; the Borrower has advised the Agent that while a final calculation is not yet available, it anticipates that the ratio for the fiscal quarter ending December 25, 1995 will be less than 1:1.

        (ii) The leverage ratio specified by Section 5.9 of the Agreement requires a ratio of not more than 1:1 as of the end of each fiscal quarter; the Borrower has advised the Agent that the ratio for the fiscal quarter ended December 25, 1995 will be 1.1:1.

        (iii) The capital expenditures limitation specified by Section 6.4 of the Agreement permits capital expenditures of not more than $15,170,000 in fiscal year 1995; the Borrower has advised the Agent that capital expenditures for fiscal year 1995 totalled approximately $18,930,000.

        In response to the Borrower's request for waiver of its compliance with these covenants for this period, and subject to the conditions and amendments set forth herein, the Lenders and the Borrower have agreed to amend the Agreement on the terms set forth herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

        In consideration of the foregoing, the receipt by the Agent of a waiver fee of $25,000 for the pro rata account of the Lenders, the receipt by the Agent of an updated Projected Cash Flow summary for and through the period ending July 8, 1996, and the mutual benefits to be derived by the parties hereto from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Lenders agrees as follows:

        1. WAIVER. In reliance upon the accuracy of the financial statements delivered to the Agent and the Borrower's representations that other than those specifically referenced herein, no Default or Event of Default exists under the Agreement, the Lenders hereby waive the Borrower's compliance with:

        (i) Section 5.7 for the fiscal quarter ended December 25, 1995; PROVIDED THAT the ratio of EBIT to interest expense reflected in the final audited financial statements for the fiscal year ended December 25, 1995 (the "Audited Statements") is not less than .50:1;

        (ii) Section 5.9 as of the fiscal year ended on December 25, 1995; and

        (iii) Section 6.4 for the fiscal year ended December 25, 1995; PROVIDED THAT the total capital expenditures as reflected in the Audited Statements is not more than $19,000,00.

        This waiver is limited to the defaults referenced above and is not, nor shall it be construed as, a waiver of any other default under the Agreement, now existing or hereafter occurring. Nothing in this paragraph shall be construed to be an amendment of any provision of the Agreement and, except as otherwise expressly provided in this Waiver and Amendment, all of the provisions of the Agreement remain in full force and effect.

        2. AMENDMENTS. (a) Section 5.1 of the Agreement is hereby amended by relettering subclause (j) as new subclause (k), and by substituting the following as new subclause(j) :

        "(j) as soon as available but in any event not more than 30 days after the end of each month, beginning with the month ending March 31, 1996, an updated Project Cost Summary Report for such month and the calendar year to date detailing expenditures for each construction or remodeling project undertaken by the Borrower, broken down by type of expenditure for each project, and total expenditures per project per month;"

        (b) Section 6.4 of the Agreement is hereby amended by adding the following sentence at the end thereof:

        "The Borrower shall not begin any remodeling project on any existing Property for which cost is estimated to exceed $250,000 without the prior written consent of the Lenders."

        This Waiver and Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Agreement not affected by this Waiver are hereby ratified and affirmed in all respects, PROVIDED THAT if any provision of the Agreement shall conflict or be inconsistent with this Waiver and Amendment, the terms of this Waiver and Amendment shall supersede and prevail. Upon and after the date of this Waiver and Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Waiver and Amendment. Except as expressly provided in this Waiver and Amendment, the execution and delivery of this Waiver and Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Waiver and Amendment, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, each of the Borrower, the Agent and the Lenders in accordance with Section 11.7 of the Agreement, has caused this Waiver and Amendment to be executed and delivered by their respective duly authorized officers as an instrument under seal as of the date set forth in the preamble on page one of this Waiver and Amendment.

                                          BORROWER:

                                          BAYPORT RESTAURANT GROUP, INC.

WITNESSED:

By: /s/ RUTH STACK                        By: /s/ WILLIAM D. KORENBAUM
    --------------                            ----------------------------------
                                              President

                                          Signed At: HOLLYWOOD, FLORIDA

                                          CRAB HOUSE, INC.

WITNESSED:

By: /s/ RUTH STACK                        By: /s/ WILLIAM D. KORENBAUM
    --------------                            ----------------------------------
                                              President

                                          Signed At: HOLLYWOOD, FLORIDA

                                          CAPT. CRAB'S TAKE-AWAY OF 79TH
                                          STREET.,  INC.

WITNESSED:

By: /s/ RUTH STACK                        By: /s/ WILLIAM D. KORENBAUM
    --------------                            ----------------------------------
                                              President

                                          Signed At: HOLLYWOOD, FLORIDA

                                          CRYOTECH INDUSTRIES OF NORTH
                                          CAROLINA, INC.

WITNESSED:

By: /s/ RUTH STACK                        By: /s/ WILLIAM D. KORENBAUM
    --------------                            ----------------------------------
                                              President

                                          Signed At: HOLLYWOOD, FLORIDA

                                          TAKE-AWAY/KING SHOPPING PLAZA, INC.

WITNESSED:

By: /s/ RUTH STACK                        By: /s/ WILLIAM D. KORENBAUM
    --------------                            ----------------------------------
                                              President

                                          Signed At: HOLLYWOOD, FLORIDA

                                          AGENT:

                                          THE FIRST NATIONAL BANK OF
                                          BOSTON, as Agent

WITNESSED:

By: /s/ LORETTA TALLON                    By: /s/ WILLIAM C. PURINTON
    ------------------                        ----------------------------------
                                              Vice President

                                          Signed At: BOSTON, MASSACHUSETTS

                                          LENDERS:

                                          THE FIRST NATIONAL BANK OF
                                          BOSTON

WITNESSED:

By: /s/ SCOTT M. D'ORSI                   By: /s/ WILLIAM C. PURINTON
    -------------------                       ----------------------------------
                                              Vice President

                                          Signed At: BOSTON, MASSACHUSETTS

                                          CAPITAL BANK

WITNESSED:

By: /s/ BARBARA G. VARONA                 By: /s/ EDWARD P. TIETJEN
    ---------------------                     ----------------------------------
                                              Senior Vice President

                                          Signed At: MIAMI, FLORIDA